SmartRent Provides Business Update

SCOTTSDALE, January 11, 2022 – SmartRent, Inc. (NYSE: SMRT) (the “Company” or “SmartRent”), a leading provider of smart home and smart building automation for property owners, managers, developers, homebuilders, and residents, today provided an operational update and preliminary, unaudited revenue for the year-ended December 31, 2021, in advance of scheduled investor meetings.

Operational Update

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Units Deployed for the fourth quarter and full year 2021 were approximately 51,000 and 167,000, respectively, increasing by approximately 69% and 100% as compared to the prior year periods
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Units Booked rose 42% to approximately 84,000 for the fourth quarter and 95% for the year to approximately 219,000 as compared to the prior year periods
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Increased customer base by 62% year over year from 142 to 230 customers
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Completed acquisition of iQuue, a smart home technology company which adds 16,000 Deployed Units and 100,000 Committed Units. The acquisition is expected to contribute approximately $2 million in ARR during 2022
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For the year-ended December 31, 2021, the Company expects to report total revenue in the range of $106 million to $109 million as compared to our previously provided revenue range of $100 million to $105 million

Lucas Haldeman Chairman and Chief Executive Officer stated, “We closed the year on a strong note exceeding both our 161,000 Units Deployed target as well as our revised revenue guidance. Supply chain headwinds notwithstanding, we achieved record growth in both revenue and units deployed while scaling our operational infrastructure to support the demand from our growing customer base. We look forward to providing a full report for 2021 and our outlook for 2022 in the coming weeks.”

The Company expects to provide a full operational and financial update, including guidance for full year 2022, when it reports fourth quarter and full year results in March 2022.

About SmartRent:

Founded in 2017, SmartRent (NYSE: SMRT) is an enterprise smart home and smart building technology platform for property owners, managers, and residents. The SmartRent solution is designed to provide property managers with seamless visibility and control over all their assets while delivering cost savings and additional revenue opportunities through all-in-one home control offerings for residents. For more information, please visit smartrent.com.

Key Operating Metrics Defined

SmartRent regularly monitors several operating and financial metrics including the following non-GAAP financial measures which the Company believes are key measures of its growth, to evaluate its operating performance, identify trends affecting its business, formulate business plans, measure its progress, and make strategic decisions. The Company’s Key Operating Metrics may not provide accurate predictions of future GAAP financial results.

Total Units Deployed is defined as the aggregate number of the Company’s SmartHubs that have been installed (also including customer self-installations) as of a stated measurement date. The Company uses this operating metric to assess the general health and trajectory of its business growth.

New Units Deployed is defined as the aggregate number of SmartHubs that have been installed (also including customer self-installations) during a stated measurement period. The Company uses this operating metric to assess the general health and trajectory of its business growth.

Total Committed Units is defined as aggregate number of SmartHub units that are subject to binding orders from customers together with units that existing customers who are parties to a SmartRent master services agreement have informed us (on a non-binding basis) that they intend to order in the future for deployment within two years of the measurement date. The Company tracks the number of committed units to assess the general health and trajectory of its business and to assist in its longer-term resource analysis.

Units Booked is defined as the aggregate number of SmartHubs associated with binding orders executed during a stated measurement period. The Company utilizes the concept of Units Booked to assist in assessing near-term resource demand and the resulting approximate range of post-delivery revenue that it will earn and record. Units Booked represent binding orders only and accordingly are a subset of Total Committed Units.

Annual Recurring Revenue (“ARR”) is defined as the annualized value of our recurring SaaS revenue earned in the current quarter.

Preliminary Financial Information

The preliminary financial information included in this press release is unaudited and based on currently available information and does not present all necessary information for a complete understanding of SmartRent’s financial condition as of December 31, 2021, or the Company’s results of operations for the three months and year ended December 31, 2021.

Forward-Looking Statements

This press release contains forward-looking statements which address the Company's expected future business and financial performance, and may contain words such as "goal," "target," "future," "estimate," "expect," "anticipate," "intend," "plan," "believe," "seek,"

"project," "may," "should," "will" or similar expressions. Examples of forward-looking statements include, among others, statements regarding the benefits of the Company's strategic acquisitions, changes in the market for our products and services, expected financial results, product portfolio enhancements, expansion plans and opportunities and expectations regarding key operational metrics. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those currently anticipated. Some of the factors that could cause actual results to differ materially from those expressed or implied by the forward‑looking statements include, among other things: (1) our ability to execute our business strategy within the smart home technology industry; (2) our ability to expand our products and solutions to meet the demands of the market; (3) our ability to meet legal obligations, including laws and regulations related to security and privacy; (4) our ability to prevent unauthorized or inadvertent access to our information technology systems and customer or resident data; (5) the competitiveness of our market and pricing levels of our competitors; (6) our ability to hire, retain, manage and motivate employees, including key personnel; (7) the ability of our suppliers to produce or obtain quality products and services on a timely basis or in sufficient quantity; (8) interruptions to, or other problems with, our website and interactive user interface, information technology systems, manufacturing processes or other operations; (9) our ability to successfully identify, acquire, and integrate quality acquisition targets; (10) legal proceedings, recall claims, and governmental inquiries; (11) our ability to acquire and protect our intellectual property and acquire or make investments in other businesses, patents, technologies, products or services to grow the business; (12) our compliance with laws and regulations applicable to our business, including developments in federal, state and local regulations; (13) our ability to fuel growth and accelerate the adoption of our products and services; (14) our ability to develop, design, and sell services that are differentiated from those of competitors; (15) our ability to manage risks associated with product liability, warranty, personal injury, property damage and recall matters; and (16) successful deployment of the proceeds from the business combination. The forward-looking statements herein represent the judgment of the Company, as of the date of this release, and SmartRent disclaims any intent or obligation to update forward-looking statements. This press release should be read in conjunction with the information included in the Company's other press releases, reports and other filings with the SEC. Understanding the information contained in these filings is important in order to fully understand the Company's reported financial results and our business outlook for future periods.

Contact

Investor Relations

Evelyn Infurna – SVP, Investor Relations

Phone: 480-371-2828

Email: investors@smartrent.com

Media

InkHouse

Email: smartrent@inkhouse.com